UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2010

Smartmetric, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-118801 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

1150 Kane Concourse, Suite 400 Bay Harbor Islands, FL 33154 (Address of principal executive offices) (zip code)

(305) 495-7190 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Smartmetric, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities Exchange Commission on June 8, 2010 to (i) clarify that KBL LLP only audited the Company’s financial statements for the fiscal year ended June 30, 2009, (ii) correct the spelling of Daszkal Bolton LLP, the Company’s new independent auditor and (iii) to file an amended Exhibit 16.1.

 Item 4.01  Changes in Registrant’s Certifying Accountant.

 On May 4, 2010, the Board of Directors of Smartmetric, Inc. (the “Company”) approved the dismissal of KBL, LLP (“KBL”) as independent auditors for the Company and its subsidiaries.

KBL’s report on the Company's financial statements for the fiscal year ended June 30, 2009 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of  KBL on the financial statements of the Company for the year ended June 30, 2009 and through May 4, 2010 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year ended June 30, 2009, their interim reports for the quarters ended September 30, 2009 and December 31, 2009 and through May 4, 2010: (i) there have been no disagreements with KBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBL, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) KBL did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1) of Regulation S-K.

The Company provided to KBL the disclosure contained in this Form 8-K and requested KBL to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1

On May 4, 2010, the Board of Directors of the Company ratified and approved the Company's engagement of Daszkal Bolton, LLP (“Daszkal”) as independent auditors for the Company and its subsidiaries.

During the years ended June 30, 2009 and 2008 and through May 4, 2010, neither the Company nor anyone on its behalf consulted Daszkal regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits

16.1	Letter from KBL LLP, dated June 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2010	SMARTMETRIC, INC.

By: /s/ Colin Hendrick
Colin Hendrick Chief Executive Officer